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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2002


                                 Teradyne, Inc.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Massachusetts               001-06462                04-2272148
  --------------------------------------------------------------------------
      (State or Other             (Commission             (IRS Employer
      Jurisdiction of             File Number)         Identification No.)
      Incorporation)


   321 Harrison Avenue, Boston, Massachusetts                       02118
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    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (617) 482-2700
                                                    --------------


          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure
---------------------------------

     Teradyne, Inc (the "Company") is furnishing herewith as Exhibits 99.1 and 99.2, respectively, the statements under oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to the accuracy of the Company's filings under the Securities Exchange Act of 1934, as amended. George W. Chamillard, Chairman, Chief Executive Officer and President of the Company, and Gregory R. Beecher, Vice President and Chief Financial Officer of the Company, signed these statements on August 8, 2002. The statements were submitted to the Securities and Exchange Commission (the "Commission") on August 9, 2002, pursuant to the Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002).

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)  Exhibits.
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      Exhibit No.                      Exhibit
      ----------                       -------

         99.1 Statement Under Oath of George W. Chamillard, Chairman, Chief Executive Officer and President of Teradyne, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

         99.2 Statement Under Oath of Gregory R. Beecher, Vice President and Chief Financial Officer of Teradyne, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TERADYNE, INC.


Dated:  August 9, 2002                    By:  /s/ George W. Chamillard
                                             -----------------------------------
                                               Name:  George W. Chamillard
                                               Title: Chairman, Chief Executive
                                                      Officer and President



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EXHIBIT INDEX

      Exhibit No.                      Exhibit
      ----------                       -------

         99.1 Statement Under Oath of George W. Chamillard, Chairman, Chief Executive Officer and President of Teradyne, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

         99.2 Statement Under Oath of Gregory R. Beecher, Vice President and Chief Financial Officer of Teradyne, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.





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